UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 15, 2015

LIBERTY STAR URANIUM & METALS CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-50071	90-0175540
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5610 E. Sutler Lane, Tucson, Arizona 85712
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code  520-731-8786

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 15, 2015, we held our annual and special meeting of stockholders.

The final voting results for each of the proposals submitted to a vote of the stockholders are set forth below.

Election of Directors

At the annual and special meeting, our stockholders elected the following directors with the following votes:

Directors	For	Against	Abstain	Broker Non-Votes
James Briscoe	311,061,085	19,547,144	1,867,050	544,154,790
Gary Musil	307,079,263	20,431,378	4,964,638	544,154,790
John Guilbert	310,298,993	17,212,883	4,963,403	544,154,790
Keith Brill	292,352,981	35,158,510	4,963,788	544,154,790
Peter O’Heeron	315,498,455	12,012,036	4,964,788	544,154,790
Brett Gross	316,113,851	11,520,911	4,840,517	544,154,790

Ratification of appointment of Auditors

At the annual and special meeting, our stockholders ratified the appointment of Malone Bailey LLP as our independent registered public accounting firm with the following votes:

For	Against	Abstain	Broker Non Votes
861,544,926	9,144,656	11,884,815	0

Amendment to Articles of Incorporation

At the annual and special meeting, our stockholders approved an amendment to our articles of incorporation to increase the number of authorized shares of common stock of our company from 1,250,000,000 to 6,250,000,000 with the following votes:

For	Against	Abstain	Broker Non Votes
761,658,187	110,651,053	4,320,828	0

Non-Binding Advisory Vote to Approve the Compensation of Our Executive Officers

At the annual and special meeting, our stockholders approved, on a non-binding advisory basis, the compensation of our executed officers as disclosed in the proxy statement with the following votes:

For	Against	Abstain	Broker Non Votes
291,976,696	25,934,780	14,563,802	544,154,790

Non-Binding Advisory Vote to Determine the Frequency of an Advisory Vote on Executive Compensation

At the annual and special meeting, our stockholders approved, on a non-binding advisory basis, three year as the frequency with which stockholders should have an opportunity to vote on the compensation of our named executive officers with the following votes:

One Year	Two Year	Three Year	Abstain	Broker Non Votes
99,809,772	22,833,322	193,333,123	0	544,154,790

The stockholders’ selection of every three years is consistent with board recommendation with respect to the frequency of such advisory vote.  Based on the results of this vote, our company decided to include a stockholder vote on executive compensation in our proxy materials every three years until the next required vote on the frequency of such a vote is required.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
99.1	News Release dated July 16, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY STAR URANIUM & METALS CORP.

By:  /s/ James Briscoe
James Briscoe, President, CEO and Director
Date:  July 17, 2015